UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 7, 2009

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53291
(Commission File No.)

1781 Larkspur Drive
Golden, CO   80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 7, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Kilimanjaro Mining Company, Inc. and issued a total of 37,653,549 restricted shares of our common stock to ninety-eight shareholders of Kilimanjaro Mining Company, Inc.   Shareholders of Kilimanjaro Mining Company Inc. delivered a total of 31,377,957 shares of Kilimanjaro Mining Company Inc. which constituted 100% of the total outstanding shares of common stock of Kilimanjaro Mining Company Inc.  Kilimanjaro Mining Company Inc. thereby became our wholly owned subsidiary corporation.  The announcement of the execution of the Agreement was contained in our Form 8-K filed with the SEC on July 14, 2009.

As part and of the foregoing, a release executed by Geo Can Resources Company Limited in favor of Kilimanjaro Mining Company Inc. and us with respect to all option payments, cash or shares, for property agreements entered into between Geo Can and either Kilimanjaro or Lake Victoria.

Additionally, Kilimanjaro Mining Company Inc. delivered a total of 9,350,300 common shares of Lake Victoria Mining Company, Inc., registered and owned by Kilimanjaro, for cancellation.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 7, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Kilimanjaro Mining Company Inc. and issued a total of 37,653,549 restricted shares of our common stock to ninety-eight shareholders of Kilimanjaro Mining Company Inc.   Shareholders of Kilimanjaro Mining Company Inc. delivered a total of 31,377,957 shares of Kilimanjaro Mining Company Inc. which constituted 100% of the total outstanding shares of common stock of Kilimanjaro Mining Company, Inc.  Kilimanjaro Mining Company, Inc. thereby became our wholly owned subsidiary corporation.  The announcement of the execution of the Agreement was contained in our Form 8-K filed with the SEC on July 14, 2009.

As part and of the foregoing, a release executed by Geo Can Resources Company Limited in favor of Kilimanjaro Mining Company, Inc. and us with respect to all option payments, cash or shares, for property agreements entered into between Geo Can and either Kilimanjaro or Lake Victoria.
Additionally, Kilimanjaro Mining Company Inc. delivered a total of 9,350,300 common shares of Lake Victoria Mining Company, Inc., registered and owned by Kilimanjaro, for cancellation.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On August 7, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Kilimanjaro Mining Company Inc. and issued a total of 37,653,549 restricted shares of our common stock to ninety-eight shareholders of Kilimanjaro Mining Company Inc.   Shareholders of Kilimanjaro Mining Company Inc. delivered a total of 31,377,957 shares of Kilimanjaro Mining Company Inc. which constituted 100% of the total outstanding shares of common stock of Kilimanjaro Mining Company Inc.  Kilimanjaro Mining Company, Inc. thereby became our wholly owned subsidiary corporation.  The announcement of the execution of the Agreement was contained in our Form 8-K filed with the SEC on July 14, 2009.  Of the 37,653,549 shares issued by us, sixty-seven were used pursuant to Reg. S of the Securities Act of 1933 in that each of the purchasers was a non-US person as that term is described in Reg. S and each transaction took place outside the United States of America.  The remaining 6,027,630 shares were issued pursuant to Reg. 506 of the Securities Act of 1933.  A Form D will be filed with the SEC prior to August 22, 2009 and with each state in which shares were exchanged.  Each person being issued shares of common stock was an “accredited investor” as that term in defined in Reg. 501 of the Securities Act of 1933.

ITEM 5.01	CHANGES IN CONTROL OF THE REGISTRANT

The following table sets forth the total number of shares, directly and indirectly, owned by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately prior to the share exchange described in Item 1 above. The stockholders listed below possess sole voting and dispositive power with respect to the shares.

	Direct Amount of		Percent
Name of Beneficial Owner	Beneficial Owner	Position	of Class
Roger Newell	0	President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer and a member of the Board of Directors	0.00%

Heidi Kalenuik	4,460,923	Secretary, Treasurer and a member of	15.66%
		The Board of Directors

Ahmed A. Magoma	0	Member of the Board of Directors	0.00%

Joshua Summerland and Selena Tsu	3,200,000	Investor	11.23%

All officers and directors as
a group (3 individuals)	4,460,923		15.66%

The following table sets forth the total number of shares, directly and indirectly, owned by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the share exchange described in Item 1 above. The stockholders listed below possess sole voting and dispositive power with respect to the shares.

	Direct Amount of		Percent
Name of Beneficial Owner	Beneficial Owner	Position	of Class
Roger Newell	325,000	President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer and a member of the Board of Directors	0.49%

Heidi Kalenuik	15,436,000	Secretary, Treasurer and a member of	23.32%
		The Board of Directors

Ahmed A. Magoma	673,750	Member of the Board of Directors	1.02%

All officers and directors as
a group (3 individuals)	16,434,750		24.83%

ITEM 5.02	COMPENSATION ARRANGEMENTS

On July 31, 2009, we issued 70,000 restricted shares of common stock to our officers and directors as follows:

Roger Newell	25,000
Heidi Kalenuik	25,000
Ahmed A. Magoma	10,000

In addition, on July 31, 2009, we issued 10,000 restricted shares of common stock to our former board member Michele Ashby.

ITEM 7.01      REGULATION FD DISCLOSURE

On August 12, 2009, we issued a press release announcing the completion of the share exchange described in Item 1.01 above.

ITEM 8.01      OTHER MATTERS

On August 17, 2009, George Lennox and David Gamache, two former officers and directors, returned 1,000,000 restricted common shares of our common stock to us for cancellation.

ITEM 9.01      FINANCIAL STATEMENTS OF BUSINESS BEING ACQUIRED

(a)	The financial statements required by this Item will be filed on an amended Form 8-K not later than October 21, 2009.

(b)	The pro forma financial statements required by this Item will be filed on an amended Form 8-K not later than October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of August, 2009.

LAKE VICTORIA MINING COMPANY, INC.

BY:	HEIDI KALENUIK
Heidi Kalenuik
Secretary, Treasurer and a member of the Board of Directors